Exhibit 99.1

                 Advanta Has Outstanding First Quarter

    SPRING HOUSE, Pa.--(BUSINESS WIRE)--April 26, 2006--Advanta Corp. (NASDAQ:ADVNB; ADVNA) today reported first quarter 2006 consolidated net income of $21.9 million or $0.73 per diluted share for Class A and Class B shares combined. Advanta Business Cards earned net income of $21.7 million as compared to $11.2 million for first quarter 2005. Advanta Business Cards ended the quarter with managed receivables at $4.0 billion, growing 20% over the $3.3 billion reported at March 31, 2005. Owned Business Card receivables were $982 million at March 31, 2006, growing 25% over the $784 million reported at March 31, 2005. Transaction volume for the quarter of $2.7 billion exceeded volume for first quarter 2005 by 26%.
    "We anticipated an outstanding first quarter when we shared our expectations for the full year 2006 last November," said Dennis Alter, Chairman and CEO. "We had high earnings, low losses and delinquencies, and strong growth in new customers and transaction volume. This is a good start to what we believe will be a very good year."

    Conference Call Details

    Advanta management will hold a conference call with analysts and institutional investors today, April 26, at 9:00 a.m. Eastern time. The call can be accessed by dialing 719-457-2659 and referring to pass code 8045208. The call will also be webcast simultaneously via a Vcall link on the Company's website, www.advanta.com, or at www.vcall.com. Those interested in listening to the webcast should go to the website at least fifteen minutes before the call to register and download any necessary software. Replays of the call will be available beginning at noon today on the Internet at www.advanta.com or www.vcall.com or by dialing 719-457-0820 and referring to confirmation code 8045208. The conference call may include a discussion of non-GAAP financial measures, which are reconciled to the most directly comparable GAAP financial measure in the press releases or the statistical supplements available at www.advanta.com in the "Corporate Info" section.
    Advanta focuses on the small business market and related community, providing funding and support to the nation's small businesses and business professionals through innovative products and services. Using its direct marketing and information-based expertise, Advanta identifies potential customers and provides a high level of service tailored to the needs of small businesses. Advanta is one of the nation's largest issuers (through Advanta Bank Corp.) of MasterCard business credit cards to small businesses. Since 1951, Advanta has pioneered many of the marketing techniques common in the financial services industry today, including remote lending, and direct mail, affinity and relationship marketing. Learn more about Advanta at www.advanta.com.
    This Press Release contains forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. Risks that may affect the Company's future performance are detailed in the Company's filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q.
    In addition to the GAAP results provided throughout this document, the Company has provided managed receivable data and other non-GAAP financial measurements. Management believes that the non-GAAP financial measures used to manage the business may provide users additional useful information. The tables attached to this press release include a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure and a description of why the non-GAAP financial measures are useful to investors.


                               ADVANTA
                       SEGMENT INCOME STATEMENT
                            (in thousands)


                          Three Months Ended
                            March 31, 2006
----------------------------------------------------------------------

                                        Advanta
                                        Business
                                         Cards    Other (A)    Total
                                       ---------  ---------  ---------
Interest income                       $  32,810  $   5,458  $  38,268
Interest expense                         10,024      5,931     15,955
                                       ---------  ---------  ---------
Net interest income                      22,786       (473)    22,313
Provision for credit losses               9,334        (50)     9,284
                                       ---------  ---------  ---------
Net interest income after provision
 for credit losses                       13,452       (423)    13,029
Noninterest revenues:
   Interchange income                    44,393          0     44,393
   Securitization income                 33,578          0     33,578
   Servicing revenues                    13,682          0     13,682
   Business credit card rewards         (14,117)         0    (14,117)
   Other revenues, net                    3,802        898      4,700
                                       ---------  ---------  ---------
Total noninterest revenues               81,338        898     82,236
Operating expenses                       59,497        142     59,639
                                       ---------  ---------  ---------
Income before income taxes               35,293        333     35,626
Income tax expense                       13,588        128     13,716
                                       ---------  ---------  ---------
Net income                            $  21,705  $     205  $  21,910
                                       =========  =========  =========


                          Three Months Ended
                            March 31, 2005
----------------------------------------------------------------------

                                        Advanta
                                        Business
                                         Cards    Other (A)    Total
                                       ---------  ---------  ---------
Interest income                       $  28,866  $   3,313  $  32,179
Interest expense                          8,521      4,064     12,585
                                       ---------  ---------  ---------
Net interest income                      20,345       (751)    19,594
Provision for credit losses              10,419         25     10,444
                                       ---------  ---------  ---------
Net interest income after provision
 for credit losses                        9,926       (776)     9,150
Noninterest revenues:
   Interchange income                    35,696          0     35,696
   Securitization income                 30,396          0     30,396
   Servicing revenues                    12,599          0     12,599
   Business credit card rewards         (10,795)         0    (10,795)
   Gain on transfer of consumer credit
    card business                             0     67,679     67,679
   Other revenues, net                    2,969        (57)     2,912
                                       ---------  ---------  ---------
Total noninterest revenues               70,865     67,622    138,487
Operating expenses                       62,374        246     62,620
                                       ---------  ---------  ---------
Income before income taxes               18,417     66,600     85,017
Income tax expense                        7,183      5,164     12,347
                                       ---------  ---------  ---------
Net income                            $  11,234  $  61,436  $  72,670
                                       =========  =========  =========


(A) Other includes venture capital operations as well as investment and other activities not attributable to segments.


                               ADVANTA
                              HIGHLIGHTS
                (in thousands, except per share data)

                                                      Percent Change
                              Three Months Ended            From
                         ----------------------------
                         Mar. 31,  Dec. 31,  Mar. 31,  Prior   Prior
EARNINGS                   2006      2005      2005   Quarter   Year
----------------------------------------------------------------------
Basic income from
 continuing operations
 per common share:
     Class A            $   0.79  $   0.48  $   2.82    64.6 % (72.0)%
     Class B                0.82      0.51      2.85    60.8   (71.2)
     Combined (A)           0.81      0.50      2.84    62.0   (71.5)
Diluted income from
 continuing operations
 per common share:
     Class A                0.73      0.45      2.54    62.2   (71.3)
     Class B                0.74      0.46      2.55    60.9   (71.0)
     Combined (A)           0.73      0.46      2.55    58.7   (71.4)
Basic net income per
 common share:
     Class A                0.79      0.56      2.82    41.1   (72.0)
     Class B                0.82      0.59      2.85    39.0   (71.2)
     Combined (A)           0.81      0.58      2.84    39.7   (71.5)
Diluted net income per
 common share:
     Class A                0.73      0.52      2.54    40.4   (71.3)
     Class B                0.74      0.53      2.55    39.6   (71.0)
     Combined (A)           0.73      0.53      2.55    37.7   (71.4)

Return on average common
 equity                    16.63 %   12.28 %   67.30 %  35.4   (75.3)

COMMON STOCK DATA
----------------------------------------------------------------------
Weighted average common
 shares used to compute:
   Basic earnings per
    common share
     Class A               8,846     8,837     8,812     0.1 %   0.4 %
     Class B              18,107    17,992    16,705     0.6     8.4
                         --------  --------  --------
     Total                26,953    26,829    25,517     0.5     5.6
   Diluted earnings per
    common share
     Class A               8,846     8,837     8,812     0.1     0.4
     Class B              20,876    20,535    19,670     1.7     6.1
                         --------  --------  --------
     Total                29,722    29,372    28,482     1.2     4.4

Ending shares
 outstanding:
     Class A               9,607     9,607     9,607     0.0     0.0
     Class B              18,890    18,756    18,399     0.7     2.7
                         --------  --------  --------
     Total                28,497    28,363    28,006     0.5     1.8

Stock price:
   Class A
     High               $  34.74  $  31.30  $  22.80    11.0    52.4
     Low                   28.82     22.62     20.23    27.4    42.5
     Closing               34.09     30.13     20.80    13.1    63.9
   Class B
     High                  37.44     33.06     24.70    13.2    51.6
     Low                   30.84     24.76     21.84    24.6    41.2
     Closing               36.87     32.44     23.00    13.7    60.3

Cash dividends declared:
     Class A              0.1134    0.1134    0.0945     0.0    20.0
     Class B              0.1361    0.1361    0.1134     0.0    20.0

Book value per common
 share                     19.44     18.74     17.72     3.7     9.7


(A) Combined represents income available to common stockholders divided by the combined total of Class A and Class B weighted average common shares outstanding.


                               ADVANTA
                   BUSINESS CREDIT CARD STATISTICS
                           ($ in thousands)

                                                      Percent Change
                           Three Months Ended               From
                  ------------------------------------
                    Mar. 31,    Dec. 31,    Mar. 31,   Prior   Prior
                      2006        2005        2005    Quarter   Year
                  ----------------------------------------------------
New account
 originations         82,617      64,206      44,781    28.7 %  84.5 %
Average number of
 active accounts
 (A)                 649,384     621,966     577,301     4.4    12.5
Ending number of
 accounts            921,841     877,114     786,967     5.1    17.1
Transaction
 volume           $2,733,922  $2,693,908  $2,176,809     1.5    25.6
Securitization
 volume increase
 excluding
 replenishment
 sales            $  165,000  $  100,000  $        0    65.0     N/M
Average
 receivables:
   Owned          $  929,795  $1,011,684  $  779,176    (8.1)   19.3
   Securitized     2,957,309   2,694,391   2,548,739     9.8    16.0
                   ----------  ----------  ----------
   Managed (B)     3,887,104   3,706,075   3,327,915     4.9    16.8
Ending
 receivables:
   Owned          $  982,251  $  879,468  $  783,916    11.7    25.3
   Securitized     3,045,600   2,880,401   2,565,085     5.7    18.7
                   ----------  ----------  ----------
   Managed (B)     4,027,851   3,759,869   3,349,001     7.1    20.3

----------------------------------------------------------------------
CREDIT QUALITY -
 OWNED
------------------
Receivables 30
 days or more
 delinquent       $   26,335  $   23,595  $   27,507
Receivables 90
 days or more
 delinquent           11,637      10,837      12,775
As a percentage of
 gross
 receivables:
   Receivables 30
    days or more
    delinquent          2.68 %      2.68 %      3.51 %   0.0 % (23.6)%
   Receivables 90
    days or more
    delinquent          1.18        1.23        1.63    (4.1)  (27.6)
Net principal
 charge-offs:
   Amount         $    8,084  $   15,768  $   10,419
   As a percentage
    of average
    gross
    receivables
    (annualized)        3.48 %      6.23 %      5.35 % (44.1)  (35.0)

CREDIT QUALITY -
 SECURITIZED
------------------
Receivables 30
 days or more
 delinquent       $   91,029  $   87,610  $  110,069
Receivables 90
 days or more
 delinquent           40,131      40,223      51,318
As a percentage of
 gross
 receivables:
   Receivables 30
    days or more
    delinquent          2.99 %      3.04 %      4.29 %  (1.6)% (30.3)%
   Receivables 90
    days or more
    delinquent          1.32        1.40        2.00    (5.7)  (34.0)
Net principal
 charge-offs:
   Amount         $   27,095  $   46,151  $   35,270
   As a percentage
    of average
    gross
    receivables
    (annualized)        3.66 %      6.85 %      5.54 % (46.6)  (33.9)

CREDIT QUALITY -
 MANAGED  (B)
------------------
Receivables 30
 days or more
 delinquent       $  117,364  $  111,205  $  137,576
Receivables 90
 days or more
 delinquent           51,768      51,060      64,093
As a percentage of
 gross
 receivables:
   Receivables 30
    days or more
    delinquent          2.91 %      2.96 %      4.11 %  (1.7)% (29.2)%
   Receivables 90
    days or more
    delinquent          1.29        1.36        1.91    (5.1)  (32.5)
Net principal
 charge-offs:
   Amount         $   35,179  $   61,919  $   45,689
   As a percentage
    of average
    gross
    receivables
    (annualized)        3.62 %      6.68 %      5.49 % (45.8)  (34.1)


(A) Active accounts are defined as accounts with a balance at month-end. Active account statistics do not include charged-off accounts. The statistics reported above are the average number of active accounts for the periods presented.

(B) Managed statistics are non-GAAP financial measures and represent the sum of owned (GAAP) business credit card statistics and securitized business credit card statistics. We believe that performance on a managed basis provides useful supplemental information to investors because we retain interests in the securitized receivables and, therefore, we have a financial interest in and exposure to the performance of the securitized receivables.

N/M - Not Meaningful

        - Statistical supplement available at www.advanta.com -




    CONTACT: Advanta Corp.
             Amy B. Holderer
             Vice President, Investor Relations
             215-444-5335
             aholderer@advanta.com
              or
             David M. Goodman
             Director, Communications
             215-444-5073
             dgoodman@advanta.com